                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): March 31, 2003

                                CERES GROUP, INC.
               (Exact name of registrant as specified in charter)


           DELAWARE                      0-8483                34-1017531
----------------------------    -----------------------   ----------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification Number)


  17800 ROYALTON ROAD, CLEVELAND, OHIO                     44136
----------------------------------------                   ------
(Address of principle executive offices)                 (Zip Code)


                                 (440) 572-2400
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On March 31, 2003, Ceres Group, Inc., through its subsidiary Continental General Insurance Company, sold the stock of its wholly-owned subsidiary, Pyramid Life Insurance Company, to Pennsylvania Life Insurance Company, a subsidiary of Universal American Financial Corp., pursuant to a purchase agreement dated as of December 20, 2002.

         The total purchase price paid by Penn Life pursuant to the purchase agreement was $57,532,933, consisting of the base purchase price of $56,000,000 plus a $1,532,933 adjustment representing the estimated increase in Pyramid Life's statutory capital and surplus from June 30, 2002 to March 31, 2003. The purchase price is subject to further post-closing adjustment based on Pyramid Life's actual statutory capital and surplus at March 31.

         The net proceeds from the sale of Pyramid Life were used to (1) repay $10.0 million of Ceres' bank debt and (2) the remainder to strengthen the capital of Continental General. Immediately prior to closing, Continental General purchased Pyramid Life's facility in Mission, Kansas and personal property for $1.0 million and retained most of Pyramid Life's employees. In addition, Continental General reinsured certain life policies of Pyramid Life.

         The terms of the transaction are set forth in the purchase agreement, a copy of which was filed as an exhibit to Form 8-K by Ceres with the Securities and Exchange Commission on December 26, 2002. Three of Ceres' directors currently serve on the board of directors of Universal American. The acquisition was approved by a majority of the disinterested directors, who are not otherwise affiliated with Universal American. The consideration paid to the company by Penn Life was determined by arms'-length negotiation. In addition, Ceres received a fairness opinion from its financial advisor that the consideration to be received was fair, from a financial point of view, to Ceres.

         A copy of the press release announcing the completion of the disposition is filed as Exhibit 99.1 to this Form 8-K and is hereby incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENT, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.


         (a)  Financial Statements

              None

         (b)  Pro Forma Financial Statements

              Introduction

              Pro Forma Consolidated Balance Sheet - (Unaudited) as of
                   December 31, 2002

              Pro Forma Consolidated Statement of Operations - (Unaudited)
                   for the Year Ended December 31, 2002

              Notes to Pro Forma Consolidated Financial Statements - (Unaudited)

         (c)  Exhibits

              Exhibit 99.1   Press Release, dated March 31, 2003

                       CERES GROUP, INC. AND SUBSIDIARIES
                  PRO FORMA FINANCIAL STATEMENTS - (UNAUDITED)
                                DECEMBER 31, 2002
     ----------------------------------------------------------------------


INTRODUCTION

The accompanying unaudited pro forma financial statements and related notes as of and for the year ended December 31, 2002 have been prepared to reflect the sale of Pyramid Life Insurance Company on March 31, 2003.

The unaudited pro forma balance sheet is based on the assumption that the sale of Pyramid Life was completed on December 31, 2002. The unaudited pro forma statement of operations is based on the assumption that the sale of Pyramid Life was completed on January 1, 2002.

The pro forma financial statements have been prepared by Management and are based upon our historical financial statements. Pro forma adjustments are described in the accompanying notes. The pro forma statement of operations may not be indicative of the results of operations that actually would have occurred if the transaction had been in effect as of the beginning of the respective period nor do they purport to indicate our results of future operations. The pro forma financial statements should be read in conjunction with the audited consolidated financial statements and notes thereto, as previously reported in our Form 10-K for the year ended December 31, 2002. As disclosed in Note F to our audited consolidated financial statements, Pyramid Life's operations were classified as discontinued operations. Accordingly, we adjusted the carrying value of Pyramid Life's assets held for sale to fair market value at December 31, 2002, which resulted in an $11.6 million charge in the fourth quarter of 2002. The fair market value was based on the estimated final sale price of Pyramid Life net of projected closing costs. The final sale price is subject to post-closing adjustment based on Pyramid Life's actual statutory capital and surplus at March 31, 2003.

The accompanying unaudited pro forma financial statements do not reflect (1) the reinsurance of certain life products of Pyramid Life to Continental General pursuant to which approximately $12.0 million of assets were transferred to Continental General, and (2) the sale of assets, including real and personal property, from Pyramid Life to Continental General for $1.0 million, both of which occurred immediately prior to closing.

                       CERES GROUP, INC. AND SUBSIDIARIES
               PRO FORMA CONSOLIDATED BALANCE SHEET - (UNAUDITED)
                                DECEMBER 31, 2002
                             (DOLLARS IN THOUSANDS)
     ----------------------------------------------------------------------

                                                                             PRO FORMA       PRO FORMA
                                                             AS REPORTED    ADJUSTMENTS       COMBINED
                                                             -----------    -----------      ---------
ASSETS
Investments
   Fixed maturities available-for-sale, at fair value         $ 388,057      $  45,317 (1)   $ 433,374
   Surplus notes                                                  5,151           --             5,151
   Policy and mortgage loans                                      3,895           --             3,895
                                                              ---------      ---------       ---------
      Total investments                                         397,103         45,317         442,420
Cash and cash equivalents (of which $7,703 is
   restricted)                                                   32,118           --            32,118
Accrued investment income                                         5,236           --             5,236
Premiums receivable                                               4,810           --             4,810
Reinsurance receivable                                          170,075           --           170,075
Property and equipment, net                                       5,387           --             5,387
Assets of Pyramid Life                                          157,774       (157,774) (2)       --
Deferred acquisition costs                                       74,891           --            74,891
Value of business acquired                                       16,084           --            16,084
Goodwill                                                         10,657           --            10,657
Licenses                                                          3,586           --             3,586
Other assets                                                      9,760           --             9,760
                                                              ---------      ---------       ---------
             TOTAL ASSETS                                     $ 887,481      $(112,457)      $ 775,024
                                                              =========      =========       =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Policy liabilities and benefits accrued
   Future policy benefits, losses and claims                  $ 327,385      $    --         $ 327,385
   Unearned premiums                                             36,680           --            36,680
   Other policy claims and benefits payable                     147,938           --           147,938
                                                              ---------      ---------       ---------
                                                                512,003           --           512,003
Deferred reinsurance gain                                        11,037           --            11,037
Other policyholders' funds                                       23,610           --            23,610
Debt                                                             25,003        (10,000) (3)     15,003
Liabilities of Pyramid Life                                     102,457       (102,457) (2)       --
Deferred federal income taxes payable                            11,746           --            11,746
Other liabilities                                                34,101           --            34,101
                                                              ---------      ---------       ---------
         TOTAL LIABILITIES                                      719,957       (112,457)        607,500
                                                              ---------      ---------       ---------
Stockholders' equity
   Non-voting preferred stock, $0.001 par value,
      1,900,000 shares authorized, none issued                     --             --              --
   Convertible voting preferred stock, $0.001 par
      value, at stated value, 100,000 shares authorized,
      none issued                                                  --             --              --
   Common stock, $0.001 par value, 50,000,000
      shares authorized, 34,232,610 shares issued and
      outstanding                                                    34           --                34
   Additional paid-in capital                                   133,052           --           133,052
Retained earnings                                                21,430           --            21,430
Accumulated other comprehensive income                           13,008           --            13,008
                                                              ---------      ---------       ---------
         TOTAL STOCKHOLDERS' EQUITY                             167,524           --           167,524
                                                              ---------      ---------       ---------
              TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      $ 887,481      $(112,457)      $ 775,024
                                                              =========      =========       =========

                       CERES GROUP, INC. AND SUBSIDIARIES
          PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS - (UNAUDITED)
                      FOR THE YEAR ENDED DECEMBER 31, 2002
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
----------------------------------------------------------------------

                                                                                     PRO FORMA         PRO FORMA
                                                                AS REPORTED         ADJUSTMENTS        COMBINED
                                                                ------------       ------------       ------------
REVENUES
Premiums, net
   Medical                                                      $    370,029       $       --         $    370,029
   Senior and other                                                  170,107               --              170,107
                                                                ------------       ------------       ------------
      Total premiums, net                                            540,136               --              540,136
Net investment income                                                 24,258              2,719  (4)        26,977
Net realized gains (losses)                                            2,262               --                2,262
Fee and other income                                                  30,705               --               30,705
Amortization of deferred reinsurance gain                              2,843               --                2,843
                                                                ------------       ------------       ------------
                                                                     600,204              2,719            602,923
                                                                ------------       ------------       ------------
BENEFITS, LOSSES AND EXPENSES
Benefits, claims, losses and settlement expenses
   Medical                                                           291,789               --              291,789
   Senior and other                                                  129,235               --              129,235
                                                                ------------       ------------       ------------
      Total benefits, claims, losses and settlement
           expenses                                                  421,024               --              421,024
Selling, general and administrative expenses                         175,232                               175,232
Net (deferral) amortization and change in acquisition
   costs and value of business acquired                               (3,845)              --               (3,845)
Interest expense and financing costs                                   2,001               (575) (5)         1,426
Special charges                                                        2,381               --                2,381
                                                                ------------       ------------       ------------
                                                                     596,793               (575)           596,218
                                                                ------------       ------------       ------------
Income from continuing operations before federal
   income taxes and minority interest                                  3,411              3,294              6,705
Federal income tax expense                                             1,343              1,153              2,496
                                                                ------------       ------------       ------------
Income from continuing operations after tax, before
   minority interest                                                   2,068              2,141              4,209
Minority interest                                                        (49)              --                  (49)
                                                                ------------       ------------       ------------
INCOME FROM CONTINUING OPERATIONS                                      2,117              2,141              4,258
                                                                ------------       ------------       ------------
Discontinued operations
   Income from operations of Pyramid Life (less tax
      expense of $3,877)                                               7,109             (7,109) (6)          --
   Loss on sale of Pyramid Life (less tax benefit of $683)           (11,627)            11,627  (6)          --
                                                                ------------       ------------       ------------
INCOME (LOSS) FROM DISCONTINUED OPERATIONS                            (4,518)             4,518               --
                                                                ------------       ------------       ------------

NET INCOME (LOSS)                                               $     (2,401)      $      6,659       $      4,258
                                                                ============       ============       ============

BASIC EARNINGS (LOSS) PER SHARE
   Continuing operations                                        $       0.06       $       0.07       $       0.13
   Discontinued operations                                             (0.13)              0.13               --
                                                                ------------       ------------       ------------
   Net income (loss)                                            $      (0.07)      $       0.20       $       0.13
                                                                ============       ============       ============

DILUTED EARNINGS (LOSS) PER SHARE
   Continuing operations                                        $       0.06       $       0.07       $       0.13
   Discontinued operations                                             (0.13)              0.13               --
                                                                ------------       ------------       ------------
   Net income (loss)                                            $      (0.07)      $       0.20       $       0.13
                                                                ============       ============       ============

WEIGHTED AVERAGE SHARES OUTSTANDING
   Basic                                                          34,019,063               --           34,019,063

   Diluted                                                        34,019,063               --           34,019,063


                       CERES GROUP, INC. AND SUBSIDIARIES
       NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS - (UNAUDITED)
                                DECEMBER 31, 2002
     ----------------------------------------------------------------------


(1) To record the cash proceeds from the sale of Pyramid Life net of the $10,000,000 partial pay down of our bank term loan and applicable closing costs. The net cash proceeds were assumed to be invested in fixed maturities with an average duration of five years and an AA credit quality.

(2) Reflects the sale of Pyramid Life and the resulting elimination of the assets and liabilities held for sale.

(3)  Reflects the $10,000,000 partial pay down of our bank term loan.

(4) Represents investment income of the net cash proceeds invested in fixed maturities with an assumed effective yield of 6%.

(5) Represents the reduction in interest expense for the partial pay down of our bank term loan assuming an average interest rate of 5.75% during 2002.

(6)  Reflects the elimination of the Pyramid Life discontinued operations.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               CERES GROUP, INC.



Date:    April 14, 2003                        By:   /s/ David I. Vickers
                                                  ---------------------------
                                                   Executive Vice President
                                                  and Chief Financial Officer